Miller Convertible Total Return ETF
Summary Prospectus

January 30, 2026

Ticker: MCVT

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 30, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.themillerfamilyoffunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our website, www.MillerFamilyOfFunds.com or by calling 833-226-0726, or ask any financial adviser, bank or broker-dealer that offers shares of the Fund.

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Investment Objective

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary about whether such a commission may apply to your transactions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%
(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Expenses
1	$87
3	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is a newly-formed investment company, the portfolio turnover rate is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that by investing in convertible bonds seeks to maximize total return comprising current income and capital appreciation and preserve principal. The Fund seeks to invest in convertible bonds of issuers that have strong growth characteristics, as determined by Wellesley Asset Management, Inc. (“Wellesley”), the investment advisor to the Fund. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. The Fund also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer. Generally, the convertible bonds in the Fund’s portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”). The Fund’s 80% Policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund defines convertible bonds as including synthetic convertible bonds and other securities that Wellesley identifies as having characteristics similar to convertible bonds, including any combination of bonds, options, index-linked securities, debt and equity instruments that Wellesley believes have convertible bond-like characteristics.

The Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”). The Fund may invest in convertible bonds issued by companies in a variety of sectors.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are created by third parties, which typically are investment banks and brokerage firms. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds and synthetic convertibles. The Fund from time to time invests in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

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Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

In addition to convertible bonds, the Fund may invest in other types of securities and instruments including equity and other exchange-traded securities and short-term debt securities.

Principal Investment Risks

Investing in any fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The principal risks of investing in the Fund are:

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
●	Growth Securities Risk. Growth securities are those issued by companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. The prices of growth securities including convertible bonds issued by growth companies may be more volatile than those of other types of investments and can decline rapidly and significantly in reaction to negative news. Growth securities may underperform value securities and other types of assets as well as the overall stock market. Growth securities may go in and out of favor over time, which could affect the performance of the Fund.
●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.
●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to
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NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Bonds: The Fund invests in debt obligations of U.S. companies and the U.S. government. Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies. Debt securities may pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds. The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).
●	Cybersecurity Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s advisor, the Fund’s distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
●	Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:
●	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).
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●	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
o	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.
o	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.
o	Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.
●	Fixed Income Risk: Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
●	Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
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●	New Fund Risk. The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.
●	Portfolio Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
●	Recent Market Events Risk: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
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●	Sector Risk: The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.
o	Biotech and Pharma Risk: Companies in the biotech and pharmaceuticals industry may be highly volatile and affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.
●	Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small-and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
●	Volatility Risk: The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. You will find a more complete discussion of risk on page 11 of the Fund’s Prospectus.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.MillerFamilyOfFunds.com.

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Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Michael Miller, Chief Executive Officer; James Buckham, CFA, Senior Portfolio Manager of Wellesley; and David Clott, CFA, and Chief Investment Officer of Wellesley share responsibility for the day-to day management of the Fund. Each Co-Portfolio Manager has served in that capacity since the Fund’s inception in January, 2026.

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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